UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/19/2016

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-4694

DE	361004130
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

35 W. Wacker Dr., Chicago, IL 60601

(Address of principal executive offices, including zip code)

312-326-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Stockholders on May 19, 2016.

(b) The following matters were voted upon at the Annual Meeting of Stockholders.

1. The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Thomas J. Quinlan III, Susan M. Cameron, Richard L. Crandall, Susan M. Gianinno, Judith H. Hamilton, Jeffrey M. Katz, Richard K. Palmer, John C. Pope, Michael T. Riordan and Oliver R. Sockwell. The Inspectors of Election certified the following vote tabulations:

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
THOMAS J. QUINLAN III	165,337,966	1,287,467	385,177	29,159,120	0
SUSAN M. CAMERON	158,084,947	8,536,615	389,048	29,159,120	0
RICHARD L. CRANDALL	165,378,874	1,222,468	409,268	29,159,120	0
SUSAN M. GIANINNO	165,471,413	1,136,754	402,443	29,159,120	0
JUDITH H. HAMILTON	163,975,316	2,609,100	426,194	29,159,120	0
JEFFREY M. KATZ	165,462,221	1,096,923	451,466	29,159,120	0
RICHARD K. PALMER	165,481,351	1,083,783	445,476	29,159,120	0
JOHN C. POPE	163,720,229	2,854,763	435,618	29,159,120	0
MICHAEL T. RIORDAN	165,020,758	1,567,466	422,386	29,159,120	0
OLIVER R. SOCKWELL	164,008,777	2,575,666	426,167	29,159,120	0

2. The Stockholders voted to approve the advisory resolution on executive compensation. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
159,194,643	7,020,701	795,266	29,159,120	0

3. The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for fiscal year 2016. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
193,729,941	1,746,275	693,514	0	0

4. The Stockholders voted to approve amendment of the Company’s Restated Certificate of Incorporation to change the par value of the common stock. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
190,722,531	3,981,909	1,465,290	0	0

5. The Stockholders voted to authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury common stock and a concurrent decrease in the number of shares of the Company’s common stock and approve corresponding amendments to the Company’s Restated Certificate of Incorporation. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
189,445,789	5,292,456	1,431,485	0	0

6. The Stockholders voted to approve amendment, in the discretion of the Board of Directors, of the Company’s Restated Certificate of Incorporation to revise the provision fixing the size of the Board. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
190,455,567	4,015,167	1,698,996	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: May 20, 2016	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Executive Vice President, General Counsel